Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS RESULTS
FOR FOURTH QUARTER AND FISCAL 2024
RIDGELAND, Miss. (July 23,

2024) - Cal-Maine Foods,

Inc. (NASDAQ: CALM) (“Cal-Maine

Foods” or the
“Company”), the

largest producer and

distributor of

fresh shell

eggs in

the United

States, today reported
results for the

fourth quarter of fiscal

2024 (thirteen weeks) and

fiscal year 2024 (fifty-two

weeks) ended
June 1, 2024.

Fourth Quarter and Fiscal Year 2024 Highlights
●
Quarterly net sales of $640.8 million
●
Quarterly net income of $113.2 million, or $2.32 per diluted share
●
Fiscal year net sales of $2.3 billion and net income of $277.9 million, or $5.69 per diluted share
●
Cash dividend of $37.8 million, or $0.77 per share, pursuant to the Company’s established
dividend policy
Overview
Sherman Miller, president and chief executive officer

of Cal-Maine Foods, stated, “We

are pleased
to report a solid performance for

the fourth quarter amidst a challenging period

for Cal-Maine Foods and
our

industry.

We

are

extremely

proud

of

our

managers

and

employees

who

continued

to

manage

our
operations in

a

dynamic environment

affected by

recent outbreaks

of highly

pathogenic avian

influenza
(“HPAI”).

Despite the interruptions, we continued to meet the demands of our valued customers.

“Throughout the year, we continued to execute

our growth strategy and deliver a

favorable product
mix in

line with

customer demand.

Our operations

ran well

as we

remained focused

on our

objective of
operational

excellence.

We

also

completed

two

asset

acquisitions

in

fiscal

2024

and

completed

one
subsequent to the end

of the fiscal year,

each of which complements

our organic growth

initiatives.

We are
excited about the

additions of the

assets of Fassio

Egg Farms, Inc.,

located in Erda, Utah,

and the former
broiler processing plant, hatchery and feed

mill in Dexter, Missouri, previously operated

by Tyson Foods.

We

have

commenced work

on

the

acquired Dexter

facilities to

repurpose the

assets

for

use

in

shell

egg
production

and

processing.

We

are

partnering

with

local

farmers,

working

with

local

contractors

and
businesses and

making significant

investments in

the Dexter

area to

renovate and

improve the

facilities,
with future plans for expanded shell egg and value-added

egg product opportunities.

Following the end of
the

fiscal

year,

we

acquired

substantially

all

the

assets

of

ISE

America,

Inc.

and

certain

of

its

affiliates
(“ISE”).

We expect that the acquisition of

these assets from ISE will enable

us to significantly enhance our
market reach in the Northeast and Mid-Atlantic states.”

Sales Performance & Operating Highlights
Max Bowman, vice president and chief financial

officer of Cal-Maine Foods, added, “For the fourth
quarter of fiscal

2024, our net

sales were $640.8

million compared with

$688.7 million

for the same

period
last year. The decline in sales

revenue for the fourth quarter

of fiscal 2024 was primarily due

to lower sales
volumes due directly

to having 13

weeks in the

fourth quarter of

fiscal 2024 compared

to 14 weeks

in the
prior-year period.

“Net sales for fiscal

2024 were $2.3 billion compared

with $3.1 billion for fiscal

2023. Fiscal 2024
was a 52-week-period and fiscal 2023

was a 53-week-period. The decrease in sales

revenue was primarily
due to a decrease

in the net average

selling prices for conventional

eggs, and to a

lesser extent, the

decrease

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2024 Results

July 23,

2024
-MORE-
in the net average

selling prices for specialty eggs,

compared to fiscal 2023, which

saw record-high prices
primarily due to egg supply constraints resulting from HPAI.

“For the fourth fiscal quarter, we

sold 285.6 million dozens shell

eggs compared with 296.6 million
dozens

for

the

fourth

quarter

of

fiscal

2023.

Sales

of

conventional

eggs

totaled

180.5

million

dozens,
compared with 194.0 million dozens for the prior-year period, a decline of 7.0%, reflecting 13 weeks in the
fourth

quarter

of

fiscal

2024

compared

to

14

weeks

in

the

prior-year

period.

However,

specialty

egg
volumes were

2.5% higher with

105.0 million dozens

sold for

the fourth quarter

of fiscal 2024

compared
with 102.5 million dozens sold for the fourth quarter of fiscal 2023.
“Net

income

attributable

to

Cal-Maine

Foods

for

the

fourth

quarter

of

fiscal

2024

was

$113.2
million, or $2.32

per diluted share,

compared with

$110.9 million, or

$2.27 per diluted

share, for the

fourth
quarter of fiscal 2023.

For fiscal 2024, net income attributable to Cal-Maine Foods was $277.9 million, or
$5.69 per diluted share, compared with $758.0 million, or $15.52 per diluted share, for fiscal 2023.
“Overall, our

fourth quarter

farm production

costs per

dozen were

14.3% lower

compared to

the
prior-year period, primarily

due to more

favorable commodity pricing

for key feed

ingredients. For fiscal
2024, farm production costs per dozen were down 8.3%,

primarily tied to lower feed costs. For

the fourth
quarter of

fiscal 2024,

feed costs

per dozen

were down

24.9% compared with

the fourth

quarter of

fiscal
2023, and feed costs per dozen for fiscal 2024 were 18.6% lower compared with fiscal 2023.
“Current indications

for

corn

supply project

an overall

better

stocks-to-use ratio,

implying

more
favorable

prices

in

the

near

term.

However,

as

we

continue

to

face

uncertain

external

forces

including
weather patterns and global supply chain disruptions, price volatility could remain,” said Bowman.

13 Weeks Ended
June 1, 2024
14 Weeks Ended
June 3, 2023
52 Weeks Ended
June 1, 2024
53 Weeks Ended
June 3, 2023
Dozen Eggs Sold (000) 285,555 296,554 1,147,633 1,147,373
Conventional Dozen Eggs Sold (000) 180,513 194,031 746,687 749,076
Specialty Dozen Eggs Sold (000) 105,042 102,523 400,946 398,297
Dozen Eggs Produced (000) 243,851 276,354 1,018,835 1,058,540
% Specialty Sales (dozen) 36.8% 34.6% 34.9% 34.7%
% Specialty Sales (dollars) 38.5% 39.1% 41.4% 31.6%
Net Average Selling

Price (per dozen)
$ 2.133 $ 2.197 $ 1.932 $ 2.622
Net Average Selling

Price of Conventional
Eggs (per dozen) $ 2.062 $ 2.038 $ 1.730 $ 2.739
Net Average Selling

Price of Specialty Eggs
(per dozen) $ 2.254 $ 2.499 $ 2.309 $ 2.403
Feed Cost (per dozen) $ 0.504 $ 0.671 $ 0.550 $ 0.676
HPAI & Table Egg Supply Outlook
Outbreaks of HPAI have continued to occur

in U.S. poultry flocks. From the resurgence beginning
in November 2023 until the last reported case in commercial layer hens in July 2024, approximately 32.8 million commercial laying hens and pullets have been depopulated.
During the third and fourth quarters of fiscal 2024, Cal-Maine Foods experienced HPAI outbreaks within Company facilities

located in Kansas

and Texas, resulting

in total depopulation

of approximately 3.1
million

laying

hens

and

577,000

pullets.

Both

locations

have

been

cleared

by

the

USDA

to

resume
operations, and repopulation is expected to be completed before calendar year end.
The Company remains

dedicated to robust

biosecurity programs across its

locations; however, no
farm

is

immune from

HPAI.

HPAI is

currently widespread

in

the wild

bird

population worldwide.

The
extent of

possible future

outbreaks, with

heightened risk

during the

migration seasons,

and more

recent

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2024 Results

July 23,

2024
-MORE-
HPAI events, which have been directly linked to dairy cattle operations, cannot be predicted. According to the

U.S. Centers

for Disease

Control and

Prevention, the

human

health risk

to

the U.S.

public

from the
HPAI virus

is considered

to be

low.

Also, according

to the

USDA, HPAI

cannot be

transmitted through
safely handled and properly

cooked eggs.

There is no known

risk related to

HPAI associated with eggs

that
are currently in the market and no eggs have been recalled.
Looking Ahead
Miller

added,

“We

are

proud

of

our

performance in

fiscal

2024,

as

we

continued

to

execute

our
growth strategy in a challenging

environment as well as respond to

new market opportunities.

Across Cal-
Maine

Foods,

our

dedicated

managers

and

employees

have

remained

steadfast

in

their

commitment to
manage our

operations efficiently

and meet

the needs

of our customers.

We have a

proven operating

model
that has

served us

well throughout

the business

cycles and

external forces

that affect

our industry,

including
HPAI.

We remain diligent in our efforts to mitigate

future risks and minimize potential disruption to our
overall production and distribution.

“Looking ahead

to fiscal 2025,

we believe

demand for

shell eggs will

remain strong

as consumers
continue to look for more affordable protein options. As the largest producer and distributor of fresh shell eggs, we

play an

important role

in meeting

this demand

and supporting

the nation’s

food supply

with a
differentiated product mix.

We will continue to focus on expanding

our production capacity for additional
specialty

and

cage-free

eggs

that

meet

current

consumer

demand

trends.

Importantly,

we

have

the
financial strength

to fund

our internal

expansion projects

and to

consider acquisitions

that complement
our operations

and support

our growth

initiatives. Above

all, we

are committed

to our

mission to

be the
most

reliable

and

sustainable

producer

of

fresh

shell

eggs

and

egg

products.

We

look

forward

to

the
opportunities ahead for Cal-Maine Foods in fiscal 2025.”
Dividend Payment
For the

fourth quarter

of fiscal

2024, Cal-Maine Foods

will pay

a cash

dividend of

approximately
$0.77 per

share to

holders of

its common

and Class

A common

stock. Pursuant

to Cal-Maine

Foods’ variable
dividend

policy,

for

each

quarter

in

which

the

Company

reports

net

income,

the

Company

pays

a

cash
dividend to

shareholders in an

amount equal

to one-third

of such

quarterly income.

Following a

quarter
for which the

Company does not

report net income,

the Company will

not pay a

dividend with

respect to
that quarter or

for a subsequent

profitable quarter until

the Company is

profitable on

a cumulative basis
computed from

the date

of the

most recent

quarter for

which a

dividend was

paid. The

amount paid

per
share will vary based on the number

of outstanding shares on the record date. The

dividend is payable on
August 20, 2024, to holders of record on August 5, 2024.
About Cal-Maine Foods
Cal-Maine Foods, Inc.

is primarily engaged

in the production,

grading, packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally enhanced eggs.

The Company, which is

headquartered in Ridgeland, Mississippi,
is the largest

producer and

distributor of fresh

shell eggs in

the United States

and sells most

of its shell

eggs
throughout the majority of the United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term

is defined in the

Private Securities Litigation Reform

Act of 1995.

The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict
and may be

beyond our

control. The

factors that could

cause actual results

to differ materially

from those
projected in

the

forward-looking statements

include, among

others, (i)

the

risk factors

set forth

in the

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2024 Results

July 23,

2024
-MORE-
Company’s SEC

filings (including

its Annual

Reports on

Form 10-K, Quarterly

Reports on

Form 10-Q

and
Current Reports

on Form

8-K),

(ii) the

risks and

hazards inherent

in the

shell egg

business (including
disease,

pests,

weather

conditions

and

potential

for

recall),

including

but

not

limited

to

the

current
outbreak of highly pathogenic avian influenza affecting poultry in the

U.S., Canada and other countries
that

was

first

detected in

commercial

flocks

in

the

U.S.

in

February

2022 and

that

first

impacted our
flocks in December 2023, (iii)

changes in the demand for

and market prices of shell

eggs and feed costs,
(iv) our ability to

predict and meet demand

for cage-free and other specialty

eggs, (v) risks, changes or
obligations that could result from our recent or future

acquisitions of new flocks or businesses and risks
or changes

that may

cause conditions

to completing

a pending

acquisition not

to be

met, (vi)

risks relating
to

changes

in

inflation

and

interest

rates,

(vii)

our

ability

to

retain

existing

customers,

acquire

new
customers and grow our product mix, (viii) adverse

results in pending litigation matters, and (ix) global
instability, including as

a result of the

war in Ukraine,

the Israel-Hamas conflict

and attacks on shipping
in

the

Red

Sea.

SEC

filings

may

be

obtained

from

the

SEC

or

the

Company’s

website
,
www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking
statements because,

while we

believe the

assumptions on

which the

forward-looking

statements are

based
are

reasonable,

there

can

be

no

assurance

that

these

forward-looking

statements

will

prove

to

be
accurate.

Further, the

forward-looking statements

included herein

are

only

made

as

of

the

respective
dates

thereof,

or

if

no

date

is

stated,

as

of

the

date

hereof.

Except

as

otherwise

required

by

law,

we
disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a
result of new information, future events or otherwise.

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2024 Results

July 23,

2024
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended
June 1, 2024
14 Weeks Ended
June 3, 2023
52 Weeks Ended
June 1, 2024
53 Weeks Ended
June 3, 2023
Net sales $ 640,789 $ 688,680 $ 2,326,443 $ 3,146,217
Cost of sales 454,353 490,588 1,784,872 1,949,760
Gross profit 186,436 198,092 541,571 1,196,457
Selling, general and administrative 57,781 62,159 252,625 232,207
Insurance recoveries (13,603) (125) (23,532) (3,345)
(Gain) loss on disposal of fixed assets 70 (167) 26 (131)
Operating income 142,188 136,225 312,452 967,726
Other income, net 9,773 9,690 47,519 30,824
Income before income taxes 151,961 145,915 359,971 998,550
Income tax expense 39,031 35,380 83,689 241,818
Net income 112,930 110,535 276,282 756,732
Less: Loss attributable to noncontrolling
interest (311) (396) (1,606) (1,292)
Net income attributable to Cal-Maine Foods,
Inc. $ 113,241 $ 110,931 $ 277,888 $ 758,024
Net income per common share:
Basic $ 2.32 $ 2.28 $ 5.70 $ 15.58
Diluted $ 2.32 $ 2.27 $ 5.69 $ 15.52
Weighted average

shares outstanding:
Basic 48,761 48,689 48,717 48,648
Diluted 48,902 48,838 48,873 48,834

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2024 Results

July 23,

2024
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
June 1, 2024 June 3, 2023
ASSETS
Cash and short-term investments $ 812,377 $ 647,914
Receivables, net 162,442 187,213
Inventories, net 261,782 284,418
Prepaid expenses and other current assets 5,238 5,380
Current assets 1,241,839 1,124,925
Property, plant and equipment,

net
857,234 744,540
Other noncurrent assets 85,688 85,060
Total assets $ 2,184,761 $ 1,954,525
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 189,983 $ 145,601
Dividends payable 37,760 37,130
Current liabilities 227,743 182,731
Deferred income taxes and other liabilities 159,975 162,211
Stockholders' equity 1,797,043 1,609,583
Total liabilities and stockholders'

equity
$ 2,184,761 $ 1,954,525